UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 17, 2019
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9601 McAllister Freeway, Suite 610 San Antonio, Texas 78216 (210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[   ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	New York Stock Exchange (“NYSE”)

43938.00000

Item 8.01 Other Events.
Harte Hanks, Inc. (the “Company”) has determined that the annual meeting of the Company’s stockholders (the “Annual Meeting”) will be held on August 21, 2019 at 4:00 p.m. at 600 North Bedford Street, East Bridgewater, MA 02333. The record date for the Annual Meeting is July 5, 2019.
On June 17, 2019 the Company issued a press release announcing the date, time and location of the Annual Meeting. A copy of this press release is furnished as Exhibit 99.1 to the current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits. The following exhibit is being furnished herewith:
99.1 Press Release issued by Harte Hanks, Inc. on June 17, 2019.

43938.00000

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARTE HANKS, INC.
Date: June 17, 2019    By: /s/ Mark Del Priore
Name: Mark Del Priore

Title:	Chief Financial Officer